U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K


                                CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 7, 2003


                       WORLD AM COMMUNICATIONS, INC.
          (Exact name of registrant as specified in its charter)


                                    Nevada
           (State or jurisdiction of incorporation or organization)


                                    0-29897
                           (Commission File Number)

                                   59-3253968
                  (I.R.S. Employer Identification Number)

     1400 West 122nd Avenue, Suite 104, Westminster, Colorado 80234
                (Address of principal executive offices)


             Registrant's telephone number:  (303) 452-0022


       Former name or former address, if changed since last report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 7, 2003, World Am Communications, Inc. ("Registrant") reported its quarterly sales for its fiscal third quarter ended September 30, 2003. A copy of the press release issued by the Registrant concerning the foregoing quarterly sales is furnished herewith as Exhibit 99 and is incorporated herein by reference.

     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am Communications, Inc.


Dated: December 26, 2003               By: /s/ James H. Alexander
                                       James H. Alexander, President

                              EXHIBIT INDEX

Number                        Description

99 Press release issued by the Registrant, dated October 7, 2003 (see below).

EX-99                                                     PRESS RELEASE

World Am Announces Record Quarterly Sales

WESTMINSTER, Colo.--(BUSINESS WIRE)--Oct. 7, 2003--World Am
Communications, Inc. (OTCBB:WLDI - News; www.world-am.com), whose wholly owned subsidiary, Isotec, Inc. (www.isotecinc.com), conceives, develops and markets state-of-the-art security systems, announced today that unaudited sales for the third quarter exceeded any previously recorded quarterly sales figures for World Am.

Mitchell Vince, Isotec CEO, reported preliminary unaudited revenue of over $265,000 from Isotec products for the 3rd quarter of 2003. This reflects an increase of over 140% as compared with 3rd quarter 2002 revenue of $110,138. Vince also added, "This means our year-to-date sales have exceeded $484,000, surpassing 2002 year-end revenue of $345,450, a 40% increase over year-end 2002 already. Vince continued, "We are projecting revenue of approximately $700,000 for all of 2003, making 2003 a record year for revenue and about double the revenue as compared to 2002."

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements.

Contact:

     World Am Communications, Inc., Westminster
     Investor Relations, 303-452-0022
     worldamir@netzero.com

Source:

      World Am Communications, Inc.